BARCLAYS BANK PLC ABS-15G

Exhibit 99.1

Deloitte LLP 2 New Street Square London EC4A 3BZ Phone: +44 (0)20 7936 3000 www.deloitte.co.uk Direct phone: +44 20 73036333 jambrighton@deloitte.co.uk

Private and Confidential

Agreed upon procedures report of factual findings - Proposed issue by UK Logistics 2026-4 Designated Activity Company of commercial mortgage-backed floating rate notes (the “Issue”)

The Directors

UK Logistics 2026-4 Designated Activity Company

The Sidings, 4th Floor,

Grand Canal Quay

Dublin 2

D02 E7K8

Ireland

(the “Issuer”)

Barclays Bank PLC

One Churchill Place
London
E14 5HP

United Kingdom

(the “Arranger”)

Standard Chartered Bank

1 Basinghall Avenue

London

EC2V 5DD

United Kingdom

(“Standard Chartered Bank”)

Wells Fargo Securities International Limited

33 King William Street

London

EC4R 9AT

United Kingdom

(“Wells Fargo Securities”)

SMBC Bank International plc

100 Liverpool Street

London EC2M 2AT

United Kingdom

(“SMBC”)

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© 2026 Deloitte LLP. All rights reserved.

BNP Paribas

16 boulevard des Italiens

75009 Paris

France

(“BNPP”, and together with the Arranger, Standard Chartered Bank, Wells Fargo Securities and SMBC, the “Joint Lead Managers”)

and the other Managers (as defined in Appendix 1 of the Engagement Letter)

Purpose of this agreed upon Procedures report

We have performed the following agreed upon procedures in accordance with our engagement letter dated 3 September 2026 (the “Engagement Letter”). The agreed upon procedures were performed solely for the purpose of assisting you in evaluating the validity of certain characteristics of the loan pool (the “Loan Pool”) (the “Purpose”) and may not be suitable for another purpose.

Our responsibilities

We have conducted the agreed upon procedures engagement in accordance with the Standards for Investment Reporting 1000 issued by the Financial Reporting Council of the United Kingdom.

Professional ethics

We conducted our engagement with integrity and objectivity and complied with specific requirements to meet ethical, professional, and regulatory standards. We complied with the ICAEW Code of Ethics and the International Code of Ethics for Professional Accountants ethical requirements.

For the purpose of this engagement, there were no independence requirements with which we were required to comply.

Quality management

Our firm applies International Standard on Quality Management (UK) 1, Quality management for firms that perform audits or reviews of financial statements, or other assurance or related services engagements, and accordingly, maintains a comprehensive system of quality management including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and findings

We have performed the procedures described below, as defined in Appendix 3 of the Engagement Letter (the “Agreed upon Procedures”).

The Issuer provided us with a data file ‘Mileway Daylight HFS 2 -Lender Datatape (24.03.2026) AUP Scope.xlsx’ (the “First Pool Run”) containing information for 3,877 tenant units and 325 properties in the Loan Pool as at 31 December 2025 (the “Cut-off Date”).

We were requested by the Issuer, the Arranger and the Joint Lead Managers to remove any tenant units flagged with 0 or 1 contracted rent in the First Pool Run, leaving 2,896 tenant units in the First Pool Run. A random sample of 293 tenant units was selected from the First Pool Run using the sampling approach below (the “Sample” and the “Sample Pool”). In addition, we were requested by the Issuer, the Arranger and the Joint Lead Managers to perform the Agreed upon Procedures on 100% of the 325 properties contained in the First Pool Run.

We have carried out the Agreed upon Procedures during the period 2 to 15 April 2026.

Approach to sampling

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual tenant units. In this case the Agreed upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 1.1 to 1.6 under the Agreed upon Procedures sections below, have been limited to confirming that the selected attribute from the Sample Pool information relating to the First Pool Run agreed to the original lease documentation or copies thereof provided to us in the electronic dataroom ‘Starlight refinancing | Collaboration’ (the “Dataroom”). We are entitled to assume that the documentation is correct, and we have not sought to independently verify this information. The documentation used in these Agreed upon Procedures was the original and renewed lease agreement, deed of variation, reversionary lease, missives of let and register of deeds, tenancy at will letter, licence to occupy, publicly available information, rent review memorandum and rental invoice (together, the lease documentation).

Objectives – Statistical Agreed upon Procedures

The sample sizes chosen were designed with the objective of us being able to state that there is a 95% confidence that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have recalculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purpose of the Issue.

1.	Statistical Agreed upon Procedures

For each tenant in the Sample Pool, we carried out the following Agreed upon Procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the Agreed upon Procedures performed.

1.1.	Tenant name

For each tenant in the Sample Pool, we confirmed whether the tenant name substantially agreed to that shown on the lease documentation. Substantially agreed is defined as being able to identify the name in the lease documentation where spelling errors had occurred. We found that the tenant name substantially agreed to the lease documentation, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 1% of the Sample Pool contained errors.

1.2.	Contracted rent per annum

For each tenant in the Sample Pool, we confirmed whether the contracted rent per annum defined as the headline rent per annum shown on the Sample Pool on a unit or on an aggregate level agreed to that shown on the lease documentation, to within 0.2%. We found that the contracted rent per annum defined as the headline rent per annum on a unit or on an aggregate level agreed to the lease documentation, to within 0.2%, except for 4 cases).

DT Reference	Description of exception
DT082	Sample Pool = 7,800; Lease documentation = 9,225
DT099	Sample Pool = 15,000; Lease documentation = 16,500
DT103	Sample Pool = 20,637; Lease documentation = 41,370
DT133	Sample Pool = 20,637; Lease documentation = 10,611

As a result of the procedure performed there is a 95% confidence that not more than 3% of the Sample Pool contained errors.

1.3.	Lease start date

For each tenant in the Sample Pool, we confirmed whether the lease start date or amendment date agreed to that shown on the lease documentation, to within 31 days. We found that the lease start date or amendment date agreed to the lease documentation, to within 31 days, except for 19 cases.

DT Reference	Description of exception
DT020	Missing original lease documentation
DT025	Sample Pool = 13/06/2016; Lease documentation = 10/03/2016
DT033	Missing original lease documentation
DT036	Sample Pool = 22/05/2020; Lease documentation = 22/05/2014
DT046	Sample Pool = 01/11/2022; Lease documentation = 01/11/2019
DT068	Missing original lease documentation
DT091	Missing original lease documentation
DT168	Missing original lease documentation
DT171	Sample Pool = 24/03/2014; Lease documentation = 01/06/2017
DT184	Sample Pool = 11/07/2014; Lease documentation = Previous Lease dated 2014
DT185	Missing original lease documentation
DT203	Sample Pool = 01/08/2001; Lease documentation = Prior Lease dated 2002
DT227	Sample Pool = 12/02/2022; Lease documentation = 27/04/2022
DT228	Missing renewed lease documentation
DT236	Missing original lease documentation
DT237	Missing original lease documentation
DT249	Sample Pool = 14/05/2005; Lease documentation = 10/10/2005
DT265	Sample Pool = 01/09/2012; Lease documentation = 20/11/2012
DT280	Missing original lease documentation

As a result of the procedure performed there is a 95% confidence that not more than 10% of the Sample Pool contained errors.

1.4.	Lease break date

For each tenant in the Sample Pool, we confirmed whether the lease break date agreed to that shown on the lease documentation, to within 31 days. We found that the lease break date agreed to that shown on the lease documentation, to within 31 days, except for 6 cases.

DT Reference	Description of exception
DT046	Sample Pool = 0; Lease documentation = 31/10/2028
DT067	Sample Pool = 0; Lease documentation = 01/05/2026
DT228	Missing renewed lease documentation
DT262	Sample Pool = 0; Lease documentation = 13/02/2026
DT264	Sample Pool = 12/06/2026; Lease documentation = 12/01/2026
DT271	Missing renewed lease documentation

As a result of the procedure performed there is a 95% confidence that not more than 4% of the Sample Pool contained errors.

1.5.	Lease expiry date

For each tenant in the Sample Pool, we confirmed whether the lease expiry date agreed to that shown on the lease documentation, to within 31 days. We found that the lease expiry date agreed to the lease documentation, to within 31 days, except for 16 cases.

DT Reference	Description of exception
DT001	Sample Pool = 31/12/2020; Not stated in lease documentation (holding over)
DT046	Sample Pool = 31/10/2028; Lease documentation = 31/10/2030
DT056	Sample Pool = 07/11/2026; Lease documentation = 07/11/2025
DT082	Sample Pool = 16/02/2026; Lease documentation = 16/02/2023 (holding over)
DT087	Sample Pool = 03/05/2026; Lease documentation = 03/11/2025 (holding over)
DT096	Sample Pool = 31/12/2026; Lease documentation = 31/12/2015 (holding over)
DT099	Sample Pool = 24/11/2026; Lease documentation = 23/11/2028
DT106	Sample Pool = 29/03/2028; Lease documentation = 29/03/2027
DT133	Sample Pool = 10/09/2026; Lease documentation = 10/09/2025
DT145	Sample Pool = 31/07/2021; Lease documentation = 31/07/2020
DT150	Sample Pool = 08/07/2026; Lease documentation = 08/07/2021 (holding over)
DT153	Sample Pool = 17/02/2026; Lease documentation = 17/02/2025 (holding over)
DT188	Sample Pool = 28/02/2026; Lease documentation = 28/02/2021 (holding over)
DT228	Missing renewed lease documentation
DT263	Sample Pool = 28/03/2026; Lease documentation = 18/07/2029
DT271	Missing renewed lease documentation

As a result of the procedure performed there is a 95% confidence that not more than 9% of the Sample Pool contained errors.

1.6.	Rent review date

For each tenant in the Sample Pool, we confirmed whether the rent review date shown on the Sample Pool agreed to that shown on the lease documentation, to within 31 days. We found that the rent review date shown on the Sample Pool agreed to the lease documentation, to within 31 days except for 11 cases.

DT Reference	Description of exception
DT011	Sample Pool = 0; Lease documentation = 22/01/2030
DT036	Sample Pool = 0; Lease documentation = 12/11/2026
DT046	Sample Pool = 0; Lease documentation = 01/11/2028
DT074	Sample Pool = 0; Lease documentation = 06/11/2028
DT148	Sample Pool = 0; Lease documentation = 18/03/2027
DT210	Sample Pool = 0; Lease documentation = 22/01/2028
DT228	Missing renewed lease documentation
DT232	Sample Pool = 0; Lease documentation = 11/07/2028
DT265	Sample Pool = 0; Lease documentation = 19/12/2029
DT271	Missing renewed lease documentation
DT279	Sample Pool = 0; Lease documentation = 25/01/2026

As a result of the procedure performed there is a 95% confidence that not more than 7% of the Sample Pool contained errors.

2.	Non-statistical Agreed upon Procedures

The Agreed upon Procedures set out in paragraphs 2.1 to 2.6 below, have been limited to confirming that the selected attribute from the First Pool Run agreed to the original lease documentation or copies thereof provided to us in the lease file. We are entitled to assume that the lease documentation is correct, and we have not sought to independently verify this information. The lease documentation used in these Agreed upon Procedures was the data file “FINAL_Daylight HFS_Schedule of Values_Q4 2025 (1).xlsx” (the “valuation file”). Our findings have been reported on an error-only basis.

2.1.	Asset name

For each property in the First Pool Run, we confirmed whether the asset name agreed to that shown on the valuation file. We found that the asset name agreed to the valuation file, with no exception.

2.2.	Property market value

For each property in the First Pool Run, we confirmed whether the property market value agreed to that shown on the valuation file. We found that the property market value agreed to the valuation file, with no exception.

2.3.	Property gross market rent (ERV)

For each property in the First Pool Run, we confirmed whether the property gross market rent (ERV) agreed to that shown on the valuation file. We found that the property gross market rent (ERV) agreed to the valuation file, with no exception.

2.4.	City

For each property in the First Pool Run, we confirmed whether the property city agreed to that shown on the valuation file. We found that the property city agreed to the valuation file, with no exception.

2.5.	Tenure

For each property in the First Pool Run, we confirmed whether the property tenure agreed to that shown on the valuation file. We found that the property tenure agreed to the valuation file, except for 3 cases.

Unique Reference	Description of exception
39	First Pool Run = Leasehold; Valuation file = Freehold
147	First Pool Run = Freehold; Valuation file = Mixed use
299	First Pool Run = Leasehold; Valuation file = Freehold

2.6.	Date of Valuation

For each property in the First Pool Run, we confirmed whether the date of valuation agreed to that shown on the valuation file. We found that the date of valuation agreed to the valuation file, with no exception.

Limitations

The scope of our work in preparing this report (the “Report”) was limited solely to those procedures set out above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed.

You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the Recipient Parties.

The Agreed upon Procedures we performed did not constitute an audit, review or an assurance engagement of any kind and consequently we do not express any assurance on the characteristics of the Loan Pool. We did not subject the information contained in this Report or given to us by the Issuer to checking or verification procedures except to the extent expressly stated above. This is normal practice when carrying out such limited scope procedures, but contrasts significantly with, for example, an audit. The procedures we performed were not designed to and are not likely to reveal fraud.

Had we performed additional procedures, or had we performed an audit, review or assurance engagement of the Loan Pool in accordance with International Standards on Auditing, International Standards on Review Engagements, International Standards on Assurance Engagements (or relevant national standards or practices), other matters might have come to our attention that would have been reported to you.

The procedures in this Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly this Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. This Report may be used by a manager in connection with the Purpose to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of this Report.

Use of Report

This Report is provided to you solely for your private information under the terms of our Engagement Letter and solely for the purpose of performing certain Agreed upon Procedures on certain leases. This Report may not be recited or referred to in any other document, copied nor made available (in whole or in part) to any other party other than the Recipient Parties nor may the fact of the engagement and our name in connection with the engagement be disclosed, without our prior express written consent (which shall not be unreasonably withheld or delayed). Nothing in this Report shall prevent you from disclosing this Report to your professional advisers (but without creating any duty or liability to them on our part) or as may be required by any legal, professional or regulatory requirement. This Report may also be disclosed to any entity which is controlling, controlled by, or under common control with, a Recipient Party (an “Affiliate”) for internal information or internal discussion purposes only in connection with the Issue and their respective directors, officers, partners or employees (each an “Affiliate Party”) on a need to know basis provided that you ensure that such parties to whom this Report is made available understand and accept that (a) this Report is confidential and must not be disclosed to any other party without our prior written consent, except where required by law, court order or regulatory authority, (b) in respect of personal data, they are required to comply with the Data Protection Legislation, (c) this Report is provided for their information (but without creating any duty or liability to them on our part) solely for the purpose of advising you in connection with the Issue and (d) if they place reliance on this Report they will do so at their own risk and have no recourse to the Deloitte parties ((a) to (d) together the “Recipient Obligations”). Each Recipient Party accepts responsibility for any non-compliance with the Recipient Obligations by any of its own Affiliate Parties.

We acknowledge that you have indicated that you may request that we give access to this Report to certain rating agencies on a non-recourse basis. In preparing and signing this Report, we accept no duty, responsibility or liability to any other party (including any rating agency). Where we are willing to give the written consent referred to above, we will require as a condition of that consent (i) your written authorisation to release this Report and (ii) that the other person or entity agrees in writing in a form acceptable to us (a) to keep this Report, the fact of our engagement and our name in connection with the engagement confidential, except as otherwise agreed in writing between us; and (b) that this Report is provided to them solely for their information and was not prepared with their interests in mind and that accordingly we do not owe, accept or assume any duty of care, responsibility or liability to them in connection with this Report or the engagement.

In the event that Deloitte provides to the Issuer a Form ABS Due Diligence-15E executed by Deloitte applicable to the services performed hereunder (such form, including, without limitation, any attachments thereto, the “Form 15E”), such Form 15E will not be used by or circulated, quoted, disclosed, or distributed (including, without limitation, by attribution) to, nor will reference to such form be made to, anyone; however, the Issuer shall provide access to the electronic copy of such Form 15E in its entirety, solely to Nationally Recognized Statistical Rating Organizations (as defined in rules promulgated by the Securities and Exchange Commission (the “SEC”)) (“NRSROs”) that have access to the secure password-protected Internet Web site required to be maintained under Rule 17g-5 of the Exchange Act (the “17g-5 Website”) by posting such Form 15E to the 17g-5 Website.

Additionally, the Issuer may file a copy of this Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to this Report whether via EDGAR or otherwise. This Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care, responsibility or liability to any other party that obtains access to this Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of this Report.

Other than those who have validly accepted the Engagement Letter, we will not accept any duty, responsibility or liability to any party to whom this Report is shown or into whose hands it may come.

Deloitte LLP

4 September 2026

United Kingdom